Exhibit 10.26
AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of February 4, 2026 (this “Amendment No. 1”), is by and among VORNADO REALTY L.P., a limited partnership organized and existing under the laws of the State of Delaware (“Borrower”), JPMORGAN CHASE BANK, N.A., as agent for the Banks defined below (in such capacity, together with its successors in such capacity, “Administrative Agent”), the Fronting Banks party hereto, and STANDARD CHARTERED BANK (the “New Lender”). Reference is made to that certain Fourth Amended and Restated Revolving Credit Agreement, dated as of January 7, 2026, by and among the Borrower, the Banks referenced therein and the Administrative Agent (such agreement, the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, pursuant to Section 2.16(c) of the Credit Agreement, the Borrower has requested, and the New Lender has agreed to provide, a New Ratable Commitment under the Credit Agreement, and such New Ratable Commitment may be effected by an amendment to the Credit Agreement signed only by the Borrower, the Administrative Agent, the Fronting Banks and the New Lender; and
WHEREAS, the New Lender wishes to be added as a “Bank” under the Credit Agreement;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. NEW RATABLE COMMITMENT. As of the Amendment Effective Date (as defined below):
1.1New Commitment. The New Lender shall have a New Ratable Commitment in the amount of $25,000,000. On the Amendment Effective Date, and so long as the conditions set forth in Section 4 are satisfied, (a) the New Lender shall purchase from each of the Banks, at the principal amount thereof, such interests in the Ratable Loans outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Ratable Loans will be held by existing Banks and the New Lender ratably in accordance with their Loan Commitments after giving effect to the addition of such New Ratable Commitment to the Loan Commitments, (b) the New Ratable Commitment of the New Lender shall be deemed for all purposes a Loan Commitment and each Ratable Loan made under such New Ratable Commitment shall be deemed, for all purposes, a Ratable Loan, (c) the New Lender shall become a Bank with respect to its New Ratable Commitment and all matters relating thereto and (d) Schedule 1 to the Credit Agreement will be replaced with the Schedule 1 attached hereto.
1.2New Lender. From and after the Amendment Effective Date, the New Lender shall be deemed to be a Bank for all purposes of the Credit Agreement, and each reference to the Banks in the Credit Agreement shall be deemed to include the New Lender. The New Lender hereby covenants and agrees to become a party to the Credit Agreement and any of the other

Loan Documents as the Administrative Agent may reasonably request. The New Lender appoints JPMorgan Chase Bank, N.A. as the Administrative Agent and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.
1.3Request under Section 2.16(c) of Credit Agreement. This Amendment No. 1 is and shall be deemed to be for all purposes of the Credit Agreement the first exercise by the Borrower of its rights under Section 2.16(c) of the Credit Agreement to request Incremental Commitments.
1.4Representations, Warranties and Agreements of New Lender. The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 1 and to consummate the transactions contemplated hereby and to become a Bank under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Bank, (iii) from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Bank thereunder and, to the extent of its Loan Commitments, shall have the obligations of a Bank thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Loan Commitment and either it, or the Person exercising discretion in making its decision to acquire the Loan Commitment, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 5.15 thereof or delivered pursuant to Section 6.09(1) and Section 6.09(2) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment No. 1 and to acquire the Loan Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Bank, and (vi) it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank. Without limiting the foregoing, the New Lender represents and warrants, and agrees to, each of the matters set forth in Section 10.06 of the Credit Agreement, including that the Loan Documents set out the terms of a commercial lending facility.
SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER
In order to induce the New Lender and Administrative Agent to enter into this Amendment No. 1, the Borrower represents and warrants to the New Lender and Administrative Agent that the following statements are true, correct and complete:
(i)    The execution, delivery and performance by the Borrower of this Amendment No. 1 and the Credit Agreement as amended by this Amendment No. 1 (the “Amended Credit Agreement”; and collectively, the “Amendment Documents”) are within its partnership authority, have been duly authorized by all requisite action, and are not in conflict with the terms of any organizational instruments of such entity, or any instrument or agreement to which Borrower or General Partner is a party or by which Borrower, General Partner or any of their respective assets may be bound or affected;

(ii)    The officers of General Partner executing this Amendment No. 1 and any other Amendment Documents required to be delivered by it on behalf of Borrower hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such Amendment Document was executed;
(iii)    The execution and delivery of, and the performance of the obligations required to be performed by Borrower under, this Amendment No. 1 and any other Amendment Documents do not and will not (a) violate any provision of, or, except for those which have been made or obtained, require any filing (other than SEC disclosure filings), registration, consent or approval under, any Law (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, except for such violations, or filings, registrations, consents and approvals which if not done or obtained would not likely cause a Material Adverse Change to occur, (b) result in a breach of or constitute a default under or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which it may be a party or by which it or its properties may be bound or affected except for consents which have been obtained or which if not obtained are not likely to cause a Material Adverse Change to occur, (c) result in, or require, the creation or imposition of any Lien, upon or with respect to any of its properties now owned or hereafter acquired which would likely cause a Material Adverse Change to occur, or (d) cause it to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument which would likely cause a Material Adverse Change to occur; to the best of its knowledge, Borrower is in compliance with all Laws applicable to it and its properties where the failure to be in compliance would cause a Material Adverse Change to occur;
(iv)    Each of this Amendment No. 1 and the other Amendment Documents is a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally, as well as general principles of equity;
(v)    This Amendment No. 1 and the other Amendment Documents have been duly executed and delivered by the Borrower;
(vi)    The representations and warranties of the Borrower contained in Article V of the Credit Agreement are and will be true and correct in all material respects (or in the case of any representation or warranty that is qualified as to “materiality”, “Material Adverse Change” or similar language, in all respects) on and as of the Amendment Effective Date to the same extent as though made on and as of such dates (except in those cases where such representation or warranty expressly relates to an earlier date, in which case such representations and warranties were true and correct in all material respects (or in the case of any representation or warranty that is qualified as to “materiality”, “Material Adverse Change” or similar language, in all respects) as of such date, and except for changes in factual circumstances permitted hereunder), provided that Section 5.20 of the Credit Agreement is qualified insofar as the Borrower will be required to file this Amendment No. 1 in connection with its compliance with its periodic reporting obligations; and

(vii)    No Default or Event of Default has occurred and is continuing, both before and after giving effect to this Amendment No. 1.
SECTION 3. CONDITIONS TO EFFECTIVENESS
Except as set forth below, Section 1 of this Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the “Amendment Effective Date”):
A. The Borrower, the Administrative Agent, the New Lender, and each of the Fronting Banks under the Credit Agreement shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.
B. The Administrative Agent shall have received a secretary’s certificate of the Borrower (i) either confirming that there have been no changes to its organizational documents since January 7, 2026, or if there have been changes to the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to resolutions and incumbency of officers with respect to this Amendment No. 1 and the transactions contemplated hereby.
C. The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 12.04 of the Credit Agreement), incurred in connection with this Amendment No. 1.
D. Execution and delivery to the Administrative Agent by the Borrower of a Note in favor of the New Lender, in each case in the amounts of its Commitments set forth on Schedule 1 attached hereto.
E. Delivery to the Administrative Agent by Sullivan & Cromwell LLP and Venable LLP, as counsel to the Borrower, of opinions addressed to the New Lender and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.
F. Payment by the Borrower of any agreed upon compensation to the New Lender and the Administrative Agent as provided in Section 2.16(c)(vi)(e) of the Credit Agreement arising out of the addition of the New Lender as a “Bank” under the Credit Agreement.
G. The conditions set forth in Section 4.02 of the Credit Agreement shall have been satisfied and the Administrative Agent shall have received a certificate dated the Amendment Effective Date and executed by authorized signatory of the Borrower that such conditions have been satisfied and that the Borrower shall be in pro forma compliance with the covenants set forth in Article VIII of the Credit Agreement after giving effect to the New Ratable Commitments and the Ratable Loans to be made thereunder on the Amendment Effective Date.
H. Upon satisfaction of the foregoing conditions, the Administrative Agent shall deliver written notice to the Borrower and the Banks of the Amendment Effective Date.

SECTION 4. MISCELLANEOUS
A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement. This Amendment No. 1 shall be deemed to be a “Loan Document” under the Credit Agreement.
(ii)    Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto do not intend this Amendment No. 1 or the transactions contemplated hereby to be, and this Amendment No. 1 and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by the Borrower under or in connection with the Credit Agreement or any of the other Loan Documents.
(iii)    The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under the Credit Agreement or any of the other Loan Documents.
B. Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.
C. Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
D. Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment No. 1 (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower and the Banks. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 1 and/or any document to be signed in connection with this Amendment No. 1 and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
E. Jurisdictions; Immunities. The provisions of Section 12.15 of the Credit Agreement shall apply to this Amendment No. 1 and are hereby incorporated by reference.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
VORNADO REALTY L.P.,
a Delaware limited partnership

By:    Vornado Realty Trust,
    a Maryland real estate investment trust,
    general partner

By:    /s/ Steve Borenstein
Name: Steve Borenstein
Title: Secretary

[Signature Page to Amendment No. 1 to Fourth A&R Revolving Credit Agreement]

DB3/ 205231116.3

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Fronting Bank

By:    /s/ Cody A. Canafax
Name: Cody A. Canafax
Title: Executive Director

[Signature Page to Amendment No. 1 to Fourth A&R Revolving Credit Agreement]

STANDARD CHARTERED BANK, as New Lender

By:    /s/ Noubar Sofoian
Name: Noubar Sofoian
Title: Executive Director

[Signature Page to Amendment No. 1 to Fourth A&R Revolving Credit Agreement]

BANK OF AMERICA, N.A. as a Fronting Bank

By:    /s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President

[Signature Page to Amendment No. 1 to Fourth A&R Revolving Credit Agreement]

WELLS FARGO BANK, N.A., as a Bank

By:    /s/ Jackson Helms
Name: Jackson Helms
Title: Vice President

[Signature Page to Amendment No. 1 to Fourth A&R Revolving Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Fronting Bank

By:    /s/ Patrick T. Brooks
Name: Patrick T. Brooks
Title: Vice President

[Signature Page to Amendment No. 1 to Fourth A&R Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Fronting Bank

By:    /s/ Brian Kelly
Name: Brian Kelly
Title: SVP

[Signature Page to Amendment No. 1 to Fourth A&R Revolving Credit Agreement]

BMO BANK, N.A., as a Fronting Bank

By:    /s/ Rebecca Liu Chabanon
Name: Rebecca Liu Chabanon
Title: Director

[Signature Page to Amendment No. 1 to Fourth A&R Revolving Credit Agreement]